Summary Prospectus	AZL® DFA Five-Year Global Fixed Income Fund

May 1, 2018 as revised July 23, 2018

AZL® DFA Five-Year Global Fixed Income Fund

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated May 1, 2018, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%

Total Annual Fund Operating Expenses	0.90%
Fee Waiver(1)	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.80%

(1)	The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$277	$489	$1,099

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® DFA Five-Year Global Fixed Income Fund

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less. The Fund primarily invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. At the present time, the subadviser of the Fund expects that most investments will be made in the obligations of issuers which are in developed countries. The fixed income securities in which the Fund invests are considered investment grade at the time of purchase. Under normal market conditions, the Fund intends to invest its assets to gain exposure to issuers of at least three different countries, one of which may be the United States. An issuer may be considered to be of a country if it is organized, has substantial assets, or derives substantial operating income in that country. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

It is the policy of the Fund that the dollar-weighted average length of maturity of investments will not exceed five years. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Fund will focus investment in that longer-term area, otherwise, the Fund will focus investment in the shorter-term area of the eligible maturity range. However, investments may be made in obligations maturing in a shorter time period (from overnight, to up to five years from the date of settlement). The Fund is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

The subadviser will consider factors such as maturity, credit, anticipated transaction costs and market conditions when deciding whether to sell a security. Changes in expected term premium, including whether other investments present a more favorable expected term premium, may cause the portfolio to sell securities. If a security which was investment grade at the time of purchase subsequently is downgraded to below investment grade, the subadviser may, but is not required to, sell the security. The term “expected term premium” means the anticipated relative return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities.

Because many of the Fund’s investments will be denominated in foreign currencies, the Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires. The Fund does not intend to use derivatives for purposes of speculation or leveraging investment returns. The Fund may engage in frequent trading of portfolio securities and may have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk There can be no guarantee that investment decisions made for the fund will produce the desired results.
•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.
•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® DFA Five-Year Global Fixed Income Fund

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.
•	Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
•	Currency Risk Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.
•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.
•	Income Risk Falling interest rates may cause the Fund’s income to decline.
•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.
•	Sovereign Debt Risk Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad-based measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q1, 2016)	2.22%
Lowest (Q4, 2016)	-1.78%

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® DFA Five-Year Global Fixed Income Fund

Average Annual Total Returns

	One Year Ended December 31, 2017	Since Inception (4/27/2015)
AZL® DFA Five-Year Global Fixed Income Fund	1.57%	0.72%
FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms*	1.13%	1.08%

*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Dimensional Fund Advisors LP serves as the subadviser to the Fund.

The Fund’s portfolio managers, since April 2015, are David A. Plecha, Senior Portfolio Manager and Vice President, and Joseph F. Kolerich, Senior Portfolio Manager and Vice President.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust

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